UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 30, 2026
(Date of earliest event reported)

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on April 1, 2026 by Community West Bancshares (the “Company”) to include the financial statements and unaudited pro forma condensed financial information referred to in Item 9.01(a) and (b) below relating to the merger of United Security Bancshares (“USB”) with and into the Company.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The Audited Consolidated Financial Statements of USB for the years ended December 31, 2025 and 2024, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, included in Item 8 of Part II of USB’s Annual Report on Form 10-K (the “USB Annual Report”) and in Item 15 of Part IV of the USB Annual Report, as filed with the Securities and Exchange Commission on March 26, 2026, are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Company and USB, as of and for the year ended December 31, 2025, reflecting the merger are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

23.1	Consent of Baker Tilly US, LLP independent registered public accounting firm.
99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 15, 2026	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer